UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 19, 2005

KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	000-24946	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 W. Buckeye Road, Phoenix, AZ	85043
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On Wednesday, January 19, 2005, Knight Transportation, Inc., an Arizona corporation (the “Company”), issued a press release (the “Press Release”) announcing its financial results for the quarter and twelve months ended December 31, 2004. A copy of the Press Release is attached to this report as Exhibit 99.1.

The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain “forward-looking statements” that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
	99.1	Knight Transportation, Inc. press release announcing financial results for the quarter and twelve months ended December 31, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: January 20, 2005	By:	/s/ David A. Jackson
David A. Jackson
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Knight Transportation, Inc. press release announcing financial results for the quarter and twelve months ended December 31, 2004

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